Exhibit 10.1

AMENDMENT No. 3 TO LOAN AGREEMENT
AND PROMISSORY NOTE

THIS AMENDMENT (the “Amendment”) is made as of January 16, 2020,

AMONG:

LONG ISLAND BEVERAGES CORP., a corporation formed pursuant to the laws of the Province of British Columbia

(the “Lender”)

AND:

LONG ISLAND BRAND BEVERAGES LLC, a limited liability company formed pursuant to the laws of the State of New York

(the “Borrower”)

AND:

LONG BLOCKCHAIN CORP., a corporation formed pursuant to the laws of the State of Delaware

(the “Guarantor”)

WHEREAS:

A.	Pursuant to the terms of a loan agreement among the Lender, the Borrower, and the Guarantor (collectively, the “Parties”) dated January 31, 2019 (as amended by the Amendment To Loan Agreement and Promissory Note dated for reference June 25, 2019 and further amended by the Amendment No. 2 To Loan Agreement and Promissory Note dated for reference August 30, 2019, collectively, the “Loan Agreement”) , Lender has advanced funds to the Borrower as a non-revolving secured loan facility on the terms and conditions as more particularly set out in in the Loan Agreement;

B.	The Loan Agreement is secured by a promissory note dated January 31, 2019 and as amended above on June 25, 2019 and further amended August 30, 2019, by the Lender to the Borrower (as amended, the “Promissory Note”); and

C.	The Parties wish to further amend the Loan Agreement and Promissory Note as set forth in this Amendment.

NOW THEREFORE in consideration of the premises and the covenants and agreements herein contained, the Parties agree as follows:

1.	All capitalized but undefined terms in this Amendment shall have the meanings given to such terms in the Loan Agreement.

2.	All references in the Loan Agreement and Promissory Note pertaining to the Loan in the principal amount of up to $400,000.00 are increased to read in the principal amount of up to $500,000.00.

3.	All references in the Loan Agreement and Promissory Note to the Maturity Date or dates of repayment be amended from August 31, 2019 to April 18, 2020.

4.	All of the remaining terms of the Loan Agreement and the Promissory Note remain unamended, and the Loan Agreement and the Promissory Note remain in full force and effect.

5.	The Amendment shall be interpreted, construed, and enforced in accordance with the governing laws of the Loan Agreement as set forth in Section 7.1 therein.

6.	This Amendment may be executed and delivered in any number of counterparts, including by electronic transmission, all of which taken together will be deemed to constitute one and the same instrument.

[SIGNATURE PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF the Parties hereto have executed this Amendment as of the day and year first above written.

LONG ISLAND BEVERAGES CORP.

/s/ Nick DeMare
Name:	Nick DeMare
Title:	Director

LONG ISLAND BRAND BEVERAGES LLC

/s/ Andy Shape
Name:	Andy Shape
Title:	CEO

LONG BLOCKCHAIN CORP.

/s/ Andy Shape
Name:	Andy Shape
Title:	CEO